UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2021

Roman DBDR Tech Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39687	85-2749902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2877 Paradise Rd. #702

Las Vegas, NV 89109

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 650-618-2524

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	DBDRU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	DBDR	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	DBDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

On April 19, 2021, Roman DBDR Tech Acquisition Corp, a Delaware corporation (the “Company”), entered into a merger agreement (the “Merger Agreement”) by and among the Company, Roman Parent Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”), CompoSecure Holdings, L.L.C., a Delaware limited liability company (“CompoSecure”), and LLR Equity Partners IV, L.P., a Delaware limited partnership (“Member Representative”).

The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein: (i) Merger Sub will merge with and into CompoSecure, with CompoSecure surviving as a wholly-owned subsidiary of the Company (the “Merger”); (ii) CompoSecure will amend and restate its limited liability company agreement (the “Second A&R LLCA”) to, among other things, permit the issuance and ownership of interests in CompoSecure as contemplated by the Merger Agreement; (iii) the holders of issued and outstanding equity of CompoSecure will receive a combination of cash consideration, certain newly-issued membership units of CompoSecure (each, a “CompoSecure Unit”) and shares of newly-issued Class B Common Stock of the Company (the “Class B Common Stock”), which will have no economic value, but will entitle the holder to one vote per issued share and will be issued on a one-for-one basis for each CompoSecure Unit retained by the holder following the Merger; (iv) the holders of outstanding options to purchase CompoSecure equity will receive a combination of cash consideration and options to purchase shares of Class A Common Stock of the Company (the “Class A Common Stock”), and (v) the Company will acquire certain newly-issued membership units of CompoSecure. The Second A&R LLCA, together with an Exchange Agreement to be entered into at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), will provide the holders of CompoSecure Units the right to exchange the CompoSecure Units, together with the cancellation of an equal number of shares of Class B Common Stock, for Class A Common Stock, subject to certain restrictions set forth therein.

Following the Closing, the combined company will be organized in an “Up-C” structure and the Company will control CompoSecure as the managing member of CompoSecure in accordance with the terms of the Second A&R LLCA. Upon the Closing, it is anticipated that the Company will change its name to “CompoSecure, Inc.”

The aggregate consideration to be paid to the holders of CompoSecure equity pursuant to the Merger Agreement is based on an equity value of CompoSecure of approximately $853 million and will consist of:

(i) an amount of cash equal to (A) the amount of cash in the Company’s trust account established for the purpose of holding the net proceeds from its initial public offering and concurrent private placement of warrants (currently $236.2 million), net of any amounts paid to the Company’s shareholders that exercise their redemption rights in connection with the Merger (the “Remaining Trust Cash”), plus (B) the proceeds of the sale of $130 million of CompoSecure’s senior exchangeable notes and the sale of $45 million of the Company’s Class A Common Stock, each in private placements to be consummated at the Closing (together, the “PIPE Investments”, as described below), minus (C) certain transaction expenses; plus

(ii) equity consideration valued at $10.00 per share in respect of the remaining portion of CompoSecure’s enterprise value after deducting the cash consideration in clause (i); plus

(iii) the Earnout Consideration (as defined below), if payable.

The terms of the Merger provide for a pro forma combined company enterprise value of approximately $1.2 billion.

In addition to the consideration to be paid at Closing as described in (i) and (ii) above, CompoSecure equity holders will have the right to receive an aggregate of up to 7.5 million additional (i) shares of Class A Common Stock or (ii) CompoSecure Units (and a corresponding number of shares of Class B Common Stock), as applicable, in earn-out consideration based on the achievement of certain stock price thresholds (collectively, the “Earnout Consideration”).

Concurrent with Closing, the Company will enter into a tax receivable agreement (the “Tax Receivable Agreement”) with CompoSecure and holders of interests in CompoSecure. Pursuant to the Tax Receivable Agreement, the Company will be required to pay to participating holders of interests in CompoSecure 90% of the amount of savings, if any, in U.S. federal, state and local income tax that the Company actually realizes as a result of the utilization of certain tax attributes. In addition, concurrent with Closing, the Company will enter into a stockholders agreement with certain equityholders of the Company relating to the voting for directors of the Company and containing certain lock-up restrictions, as well as a registration rights agreement that will provide customary registration rights to certain equity holders of the Company.

Representations, Warranties and Covenants

The parties to the Merger Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Merger Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of CompoSecure, the Company and their respective subsidiaries during the period between execution of the Merger Agreement and the Closing. The representations, warranties, agreements and covenants of the parties set forth in the Merger Agreement will terminate at the Closing, except for those covenants and agreements that, by their terms, contemplate performance after the Closing. Each of the parties to the Merger Agreement has agreed to use its reasonable best efforts to consummate the Merger.

Conditions to Closing

Under the Merger Agreement, the obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of certain customary closing conditions, including, without limitation: (i) the approval and adoption of the Merger Agreement and transactions contemplated thereby by the requisite vote of the Company’s stockholders (the “Company Stockholder Approval”) and CompoSecure’s equity holders (the “CompoSecure Member Approval”); (ii) the shares of Class A Company Common Stock will have been approved for listing on Nasdaq, subject to official notice of issuance; (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (iv) the PIPE Investments will have been consummated immediately prior to the Merger; (v) after giving effect to the transactions contemplated by the Merger Agreement, the Company will have net tangible assets of at least $5,000,001; (vi) the Remaining Trust Cash plus the amount of the PIPE Investments, minus $50 million of transaction expenses shall not be less than $210 million; (vii) each Ancillary Agreement will been executed and delivered; (viii) the net indebtedness of CompoSecure (generally, indebtedness minus cash) will be no greater than $250 million; (ix) the amount of cash on hand at CompoSecure shall not be less than $5 million; and (x) the absence of a Company material adverse effect or a Material Adverse Effect with respect to CompoSecure.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including without limitation, (i) by mutual written consent of the Company and CompoSecure; (ii) by either the Company or CompoSecure if (a) the Closing has not occurred on or before December 31, 2021, which date may be extended to no later than January 31, 2022 if the expiration or termination of the applicable waiting period under the HSR Act remains pending, (b) if a Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law which permanently restrains, enjoins or otherwise prohibits the transaction, and (c) if the Company Stockholders’ Meeting (as defined in the Merger Agreement) has been held and the Company Stockholder Approval is not obtained; (iii) by the Company if neither it nor Merger Sub are in material breach of their obligations under the Merger Agreement and if (a) at any time any of the representations and warranties of CompoSecure become untrue or inaccurate or (b) there has been a breach on the part of CompoSecure of any of its covenants or agreements contained in the Merger Agreement, neither of which are cured and in either case such that such breach would have a material adverse effect; (iv) by CompoSecure if CompoSecure is not in material breach of its obligations under the Merger Agreement and if (a) at any time any of the representations and warranties of the Company and Merger Sub become untrue or inaccurate or (b) there has been a breach on the part of the Company or Merger Sub of any of its covenants or agreements contained in the Merger Agreement, neither of which are cured and in either case such that such breach would have a material adverse effect; or (vi) by the Company, if CompoSecure does not deliver written consent of the CompoSecure equity holders in accordance with the Merger Agreement on or prior to the applicable deadline.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Voting Agreement

In connection with the execution of the Merger Agreement, certain stockholders of the Company (the “Company Stockholders”) and certain equity holders of CompoSecure (the “CompoSecure Holders”) entered into a voting agreement with the Company and CompoSecure (the “Voting Agreement”). Under the Voting Agreement, each Company Stockholder and CompoSecure Holder agreed to vote or cause to be voted their respective equity interests for and against certain matters, including to vote in favor of the Merger Agreement and the transactions related thereto and against any competing proposals or any matters that would reasonably be expected to impede the timely consummation of the Merger.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Voting Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Expense Cap and Waiver Agreement

In connection with the execution of the Merger Agreement, the Company and Roman DBDR Tech Sponsor LLC, a Delaware limited liability company (the “Sponsor”), entered into an expense cap and waiver agreement (the “Expense Cap and Waiver Agreement”). Under the terms of the Expense Cap and Waiver Agreement, Sponsor agreed that to the extent the Company’s transaction expenses exceed $35 million, then Sponsor shall, at Closing, either (i) pay any such amount in excess of $35 million to the Company in cash, or (ii) irrevocably forfeit and surrender to the Company such number of shares of Class B Common Stock held by the Sponsor that would, in the aggregate, have a value equal to such amount in excess of $35 million. In addition, the Sponsor agreed to waive any adjustment to the initial conversion ratio of the Company’s current Class B Common Stock in the Company’s certificate of incorporation resulting from the Merger.

The foregoing description of the Expense Cap and Waiver Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Expense Cap and Waiver Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Common Stock Subscription Agreements

In connection with the Merger, the Company entered into subscription agreements (the “Common Stock Subscription Agreements”), each dated April 19, 2021, with certain institutional investors (the “Investors”), pursuant to which the Company agreed to sell to the Investors, in private placements to close immediately prior to the closing of the Merger, an aggregate of 4,500,000 shares of Class A Common Stock (together, the “Subscriptions”) for a purchase price of $10.00 per share, or an aggregate purchase price of $45 million. The obligations of each party to consummate the Subscriptions are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Merger Agreement.

The foregoing description of the Common Stock Subscription Agreements is subject to and qualified in its entirety by reference to the full text of the form of Common Stock Subscription Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Exchangeable Note Subscription Agreements

In connection with the Merger, CompoSecure entered into subscription agreements (the “Note Subscription Agreements”), each dated April 19, 2021 with certain institutional investors (the “Note Investors”), pursuant to which CompoSecure agreed to sell to the Note Investors, in private placements to close immediately prior to the closing of the Merger, an aggregate of $130 million of senior exchangeable notes (the “Notes”), which will bear interest at a rate of 7.00% per annum, payable semi-annually, and which will be exchangeable for shares of Class A Common Stock at a conversion price of $11.50 per share in accordance with the terms thereof. The obligations of each party to consummate the Note Subscriptions are conditioned upon, among other things, the entry into an indenture consistent with the terms set forth in the Note Subscription Agreement, customary closing conditions and the consummation of the transactions contemplated by the Merger Agreement.

The foregoing description of the Note Subscription Agreements is subject to and qualified in its entirety by reference to the full text of the form of Note Subscription Agreement, a copy of which is attached as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Class B Common Stock in connection with the transactions contemplated by the Merger Agreement and the issuance of the Class A Common Stock in the PIPE Investments (including the shares issuable pursuant to the Notes) are incorporated by reference herein. These shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Notes issuable pursuant to the Note Subscription Agreements will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01.	Regulation FD Disclosure

On April 19, 2021, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

Furnished as Exhibit 99.2 hereto is the investor presentation used by the Company and CompoSecure in connection with the Merger.

Furnished as Exhibit 99.3 hereto is the transcript of a joint conference call held by the Company and CompoSecure on April 19, 2021 in connection with the announcement of their entry into the Merger Agreement.

Furnished as Exhibit 99.4 hereto are the forms of email notices to be provided to CompoSecure employees, customers, vendors and equity holders in connection with CompoSecure’s entry into the Merger Agreement.

The information in this Item 7.01 and Exhibits 99.1, 99.2, 99.3, and 99.4 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

Important Information About the Merger and Where to Find It

This Current Report on Form 8-K (“8-K”) relates to a proposed transaction between the Company and CompoSecure. This 8-K does not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC or send to the Company’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, COMPOSECURE, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website at https://www.romandbdr.com/investor-relations or upon written request to 2877 Paradise Rd., # 702, Las Vegas, Nevada 89109.

Participants in the Solicitation

The Company and CompoSecure and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction. Information regarding such directors and executive officers, including a description of their interests, by security holdings or otherwise, in the proposed transaction will be set forth in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. These documents, when available, can be obtained free of charge as described in the preceding paragraph.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K (“8-K”) that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to statements regarding the Company’s or CompoSecure’s expectations, hopes, beliefs, intentions or strategies regarding the future, including, without limitation, statements regarding the proposed Merger, the ability of the parties to consummate the Merger, and future financial performance and strategy. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this 8-K, and on the current expectations of CompoSecure’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, a prediction or a definitive statement of fact or probability. Neither the Company nor CompoSecure gives any assurance that either the Company or CompoSecure will achieve its expectations. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CompoSecure and the Company. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s and CompoSecure’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the transaction; the inability to recognize the anticipated benefits of the proposed transaction, including due to the failure to receive required security holder approvals, or the failure of other closing conditions; and costs related to the proposed transaction. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Proxy Statement, which is expected to be filed by the Company with the SEC and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of the Company or CompoSecure presently know or that the Company or CompoSecure currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and CompoSecure’s expectations, plans or forecasts of future events and views as of the date of this 8-K. The Company and CompoSecure anticipate that subsequent events and developments will cause the Company’s and CompoSecure’s assessments to change. However, while the Company and CompoSecure may elect to update these forward-looking statements at some point in the future, the Company and CompoSecure specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s and CompoSecure’s assessments as of any date subsequent to the date of this 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1†	Merger Agreement, dated April 19, 2021, by and among the Company, Roman Parent Merger Sub, LLC, CompoSecure Holdings, L.L.C., and LLR Equity Partners IV, L.P. as Member Representative
10.1	Voting Agreement
10.2	Expense Cap and Waiver Agreement
10.3	Form of Common Stock Subscription Agreement
10.4	Form of Note Subscription Agreement
99.1	Press Release, dated April 19, 2021
99.2	Investor Presentation
99.3	Conference Call Transcript
99.4	Forms of Email Notice to CompoSecure Employees, Customers, Vendors and Equity Holders

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROMAN DBDR TECH ACQUISITION CORP.

	By:	/s/ Donald G. Basile
		Name:	Donald G. Basile
		Title:	Chairman of the Board and Co-Chief Executive Officer

Dated: April 19, 2021